A Leader in Payroll / HR Outsourcing January 26, 2006 Quarterly Earnings Conference Call

Statements expressing or indicating the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, favorable operating trends, anticipated revenue and earnings in the fourth quarter of fiscal 2006 and for the fiscal year ending March 31, 2006, and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks and uncertainties include, without limitation, the preliminary nature of our estimates, which are subject to change as we collect additional information and they are reviewed internally and by our external auditors, as well as the risks detailed in the company's Form 10-K for the fiscal year ended March 31, 2005, under the caption "Risk Factors" in "Part I - Item 1," as well as (1) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services and our dependence on third-party providers to do so; (2) the risk that our revenues from The Work Number may fluctuate in response to changes in certain economic conditions such as interest rates and employment trends; (3) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability would be significantly harmed if those requirements were relaxed or eliminated; (4) risks associated with our ability to prevent breaches of confidentiality or inappropriate use of data as we perform large-scale processing of verifications; (5) risks associated with our ability to maintain the accuracy, privacy and confidentiality of our clients' employee data; (6) risks associated with potential challenges regarding the applicability of the Fair Credit Reporting Act or similar law; (7) risks associated with changes in economic conditions or unemployment compensation or tax credit laws; (8) risks related to Congressional approval of work opportunity ("WOTC") and welfare to work ("WtW") tax credits; (9) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (10) risks related to the applicability of any new privacy legislation or interpretation of existing laws; (11) the risk of interruption of our computer network and telephone operations, including potential slow-down or loss of business as potential clients review our operations; and (12) risks relating to the applicability of the SUTA Dumping Prevention Act of 2004 to our tax planning services. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change. Safe Harbor Statement

Highlights of quarterly results Continued growth in The Work Number transactions Benefits of consolidation of acquisitions Acquisitions this quarter Employers Unity - unemployment tax Management Insights - tax credits and incentives Quarter Overview

Tax Mgmt Services TWN Services Other 57 42 1 Earnings Highlights - Quarter Ended December 2005 Revenues of $52.3 million 31% growth over prior year's $39.8 million The Work Number services - 41% growth Tax management services - 27% growth Gross profit increased 37% to $33.1 million from $24.1 million last year Gross margin improved 270 basis points to 63.3% from 60.6% last year The Work Number services - 77.7% Tax management services - 52.6% Unemployment tax management - 50.1% Tax credits and incentives - 70.1%

SG&A expenses were 37.6% of revenues, compared to 38.7% last year 110 basis point improvement Operating margin was 25.7% of revenues, compared to 21.9% last year 380 basis point improvement Earnings from continuing operations $7.4 million $0.22 per diluted share post-split $0.33 per diluted share pre-split 54% growth compared to prior year's $4.8 million $0.15 per diluted share post-split $0.22 per diluted share pre-split Earnings Highlights - Quarter Ended December 2005

Cash flow from operating activities $9.4 million versus $10.5 million last year Uses of cash Acquisitions $ 59.4 million Debt repayments 4.0 million Capital expenditures 3.5 million Dividend payments 1.1 million Cash Flow Highlights - Quarter Ended December 2005

Financial Position Highlights - December 31, 2005 Cash and investments - $7.8 million $19.0 million at March 31, 2005 Debt - $116.8 million $57.5 million at March 31, 2005 $81.3 million current year borrowings for acquisitions $22.0 million repaid year to date Treasury stock No shares repurchased during the quarter No shares in the treasury at December 31, 2005

Fiscal 2006 Financial Guidance Fiscal year ending March 2006 - Raising Guidance Total revenues $205 million to $207 million Diluted earnings per share (from continuing operations) $0.86 to $0.87 post-split $1.29 to $1.31 pre-split Quarter ending March 2006 - Initial Guidance Total revenues $57 million to $59 million Year ago - $45.9 million Diluted earnings per share (from continuing operations) $0.25 to $0.26 post-split $0.37 to $0.39 pre-split Year ago - $0.21 post-split, $0.32 pre-split

The Work Number Services - Growth Initiatives Add Records to the Database Add New Verifiers Regular Price Increases Add New Services REACH Program Phase 1: Expand usage within verifier clients Phase 2: Expand usage within employer clients 59 41 55 45 42% of TALX Revenue (Fiscal 2006/Q3) The Work Number Services Revenue

The Work Number Services - Revenue History FY2001 FY2002 FY2003 FY2004 FY2005 FY2006 First Nine Months 1st Quarter 4.132 6.103 7.617 10.943 14.42 20.4 2nd Quarter 4.531 6.659 8.573 11.627 14.19 21.9 3rd Quarter 4.635 6.856 9.011 10.028 15.56 21.9 4th Quarter 5.796 7.566 10.733 14.01 21.21 Revenue History (millions)

Revenue Records Mortgage index 3/31/1999 1 1 1 4/2/1999 1 1 1 4/9/1999 1 1 0.98 4/16/1999 1 1 1.07 4/23/1999 1 1 1.03 4/30/1999 1 1 1.07 5/7/1999 1 1 1.04 5/14/1999 1 1 0.93 5/21/1999 1 1 0.97 5/28/1999 1 1 0.97 6/4/1999 1 1 0.75 6/11/1999 1 1 0.96 6/18/1999 1 1 0.86 6/25/1999 1 1 0.85 7/2/1999 1.07 1.03 0.87 7/9/1999 1.07 1.03 0.61 7/16/1999 1.07 1.03 0.76 7/23/1999 1.07 1.03 0.74 7/30/1999 1.07 1.03 0.78 8/6/1999 1.07 1.07 0.75 8/13/1999 1.07 1.07 0.72 8/20/1999 1.07 1.07 0.71 8/27/1999 1.07 1.07 0.74 9/3/1999 1.07 1.18 0.64 9/10/1999 1.07 1.18 0.54 9/17/1999 1.07 1.18 0.65 9/24/1999 1.07 1.18 0.63 10/1/1999 1.2 1.25 0.69 10/8/1999 1.2 1.25 0.65 10/15/1999 1.2 1.25 0.6 10/22/1999 1.2 1.25 0.62 10/29/1999 1.2 1.25 0.67 11/5/1999 1.2 1.29 0.65 11/12/1999 1.2 1.29 0.62 11/19/1999 1.2 1.29 0.71 11/26/1999 1.2 1.29 0.44 12/3/1999 1.2 1.36 0.58 12/10/1999 1.2 1.36 0.57 12/17/1999 1.2 1.36 0.54 12/24/1999 1.2 1.36 0.39 12/31/1999 1.2 1.36 0.37 1/7/2000 1.41 1.39 0.52 1/14/2000 1.41 1.39 0.61 1/21/2000 1.41 1.39 0.58 1/28/2000 1.41 1.39 0.68 2/4/2000 1.41 1.41 0.76 2/11/2000 1.41 1.41 0.69 2/18/2000 1.41 1.41 0.68 2/25/2000 1.41 1.41 0.66 3/3/2000 1.41 1.52 0.78 3/10/2000 1.41 1.52 0.78 3/17/2000 1.41 1.52 0.78 3/24/2000 1.41 1.52 0.83 3/31/2000 1.41 1.52 0.77 4/7/2000 1.57 1.54 0.83 4/14/2000 1.57 1.54 0.79 4/21/2000 1.57 1.54 0.79 4/28/2000 1.57 1.54 0.79 5/5/2000 1.57 1.6 0.68 5/12/2000 1.57 1.6 0.65 5/19/2000 1.57 1.6 0.71 5/26/2000 1.57 1.6 0.65 6/2/2000 1.57 1.69 0.6 6/9/2000 1.57 1.69 0.56 6/16/2000 1.57 1.69 0.57 6/23/2000 1.57 1.69 0.57 6/30/2000 1.57 1.69 0.59 7/7/2000 1.72 1.74 0.55 7/14/2000 1.72 1.74 0.61 7/21/2000 1.72 1.74 0.58 7/28/2000 1.72 1.74 0.57 8/4/2000 1.72 1.8 0.6 8/11/2000 1.72 1.8 0.59 8/18/2000 1.72 1.8 0.56 8/25/2000 1.72 1.8 0.57 9/1/2000 1.72 1.85 0.59 9/8/2000 1.72 1.85 0.62 9/15/2000 1.72 1.85 0.61 9/22/2000 1.72 1.85 0.6 9/29/2000 1.72 1.85 0.62 10/6/2000 1.76 1.9 0.6 10/13/2000 1.76 1.9 0.62 10/20/2000 1.76 1.9 0.62 10/27/2000 1.76 1.9 0.65 11/3/2000 1.76 1.95 0.66 11/10/2000 1.76 1.95 0.69 11/17/2000 1.76 1.95 0.64 11/24/2000 1.76 1.95 0.63 12/1/2000 1.76 1.99 0.7 12/8/2000 1.76 1.99 0.74 12/15/2000 1.76 1.99 0.68 12/22/2000 1.76 1.99 0.64 12/29/2000 1.76 1.99 0.54 1/5/2001 2.2 2.03 0.87 1/12/2001 2.2 2.03 1.26 1/19/2001 2.2 2.03 1.08 1/26/2001 2.2 2.03 0.99 2/2/2001 2.2 2.06 1.18 2/9/2001 2.2 2.06 1.14 The Work Number Services - Revenue Growth Revenue Growth Outpaces Database Growth (percent) Revenue Records Source: Mortgage Bankers Association Mortgage Index

FY2005 FY2005 FY2006 Pre-employment 2.6 2.7 2.8 2.97 3.88 3.78 4.08 Consumer Finance 2.31 2.98 3.27 5.09 4.7 6.11 5.89 Social Services 1.87 1.14 1.24 1.7 1.84 1.85 1.94 Other Verifications 0.72 0.71 0.78 0.42 0.41 0.41 0.38 Mortgage 5.05 4.82 5.45 5.73 6.95 7.52 7.17 Other Work Number Services* 1.87 1.84 2.02 5.3 2.66 2.23 2.44 *Other Work Number Services include ePayroll, W-2 eXpress, FasTime and HireXpress The Work Number Services - Revenue Mix (quarterly) Revenue Mix (millions by quarter) +40% Q3 Q4 Q1 Q2 Q3 $15.6 $21.2 $20.4 $21.9 $21.9 Fiscal Year 2006 Fiscal Year 2005

The Work Number Services - Metrics The Work Number Employment and Income Verification 6.5 million records added to the database during the quarter 133.4 million records under contract 125.7 million live 7.7 million in backlog Other Work Number services ePayroll - 58.5% revenue growth over year-ago quarter

Tax Management Services Growth through acquisitions Complementary to The Work Number Cross-selling opportunities Approximately 85% of our unemployment tax management clients do not currently utilize The Work Number service Roll-up opportunities 0.57 0.43 54 46 57% of TALX Revenue (Fiscal 2006/Q3) Tax Management Services Revenue

Key Investment Highlights Market Leadership in Two Payroll and HR Areas Employment and income verification Unemployment tax management Diversified Client Base No one client > 5% of revenue Over 3/4 of the Fortune 500 use one or more TALX services Proven Business Model Revenue growth Earnings and EPS growth Strong gross and operating margins Strong operating cash flow